                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                 ---------------

                                    FORM 8-K

                                 ---------------

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934



               Date of report (Date of earliest event reported):

                                 JANUARY 9, 2003


                                 GADZOOKS, INC.
               (Exact Name of Registrant as Specified in Charter)

            TEXAS                       0-26732              74-2261048
 (State of Other Jurisdiction         (Commission           (IRS Employer
      of Incorporation)              File Number)        Identification No.)


                           4121 INTERNATIONAL PARKWAY
                             CARROLLTON, TEXAS 75007
              (Address and Zip Code of Principal Executive Offices)


                                 (972) 307-5555
              (Registrant's telephone number, including area code)

ITEM 5. OTHER EVENTS AND REQUIRED FD DISCLOSURE.

         On January 9, 2003, Gadzooks, Inc., a Texas corporation, issued a press release announcing its strategic change to focus exclusively on apparel and accessories for females. The press release is attached to this Form 8-K as
Exhibit 99.1 and incorporated herein by reference.

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS.

         (a)      Financial Statements of business acquired.

                  None.

         (b)      Pro Forma Financial Information.

                  None.

         (c)      Exhibits.

                  The following exhibit is filed herewith:

                  EXHIBIT
                  NUMBER       EXHIBIT
                  -------      -------

                  99.1 Press release dated January 9, 2003 entitled "Gadzooks Announces Major Strategic Change."


                            [SIGNATURE PAGE FOLLOWS]

                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                      GADZOOKS, INC.


Date:  January 9, 2003                By: /s/ James A. Motley
                                         -------------------------------------
                                         Name:   James A. Motley
                                         Title:  Vice President/
                                                 Chief Financial Officer

                                  EXHIBIT INDEX

EXHIBIT
NUMBER          EXHIBIT
-------         -------
 99.1           Press release dated January 9, 2003 entitled "Gadzooks
                Announces Major Strategic Change."